UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 25, 2013

Jos. A. Bank Clothiers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23874	36-3189198
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

500 Hanover Pike Hampstead, Maryland	21074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (410) 239-2700

 (Former Name or Former Address, if Changed Since Last Report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On June 25, 2013, JoS. A. Bank Clothiers, Inc. (the “Company”) announced in a press release that the Company has joined with the Gary Sinise Foundation, through its “Uniform of Success” event, to give suits to thousands of military veterans as they re-enter the civilian workforce. A copy of the Press Release is attached as Exhibit 99.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number              Description
_____                  ________
99.1                      Press Release dated June 25, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JoS. A. Bank Clothiers, Inc.
(Registrant)

	By:	/s/ R. Neal Black

R. Neal Black
President and Chief Executive
Officer and Director

Dated: June 27, 2013

EXHIBIT INDEX

Exhibit
Number              Description
_____                  ________
99.1                      Press Release dated June 25, 2013